UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Rule 14a-12

Activision Blizzard, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Everyone,

Yesterday, you heard the exciting news that Microsoft will acquire Activision Blizzard. As Bobby shared, this is an opportunity for our company’s future and the future of gaming.

This is a testament to all of you and the incredible work you do day-to-day. Our passion, creativity, franchises and dedicated player communities is what makes us attractive to so many great companies, including why Microsoft wants us to become a part of their family.

Together, with Microsoft, we will take our experiences and content to new levels and create ways for us all to grow - individually and as a team - while we continue the important cultural work that is needed. Microsoft CEO Satya Nadella reiterated this commitment in the investor call yesterday.

We know you have a lot of questions and as you can imagine, transactions like this are complicated and evolving. We will provide updates to you over the coming weeks and months, as we know more.

Nothing changes for us immediately, as we expect this deal to close in Microsoft's fiscal year ending June 2023. In the meantime, we will continue to be an independent company and we will run ourselves that way - with our relentless focus on taking care of each other and serving our players with incredible content.

Looking forward to this next chapter.

Thanks,

[INSERT LEADER]

Forward-Looking Statements

This email contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Microsoft Corporation (“Microsoft”) and Activision Blizzard, Inc. (“Activision Blizzard”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “predicts,” “budget,” “forecast,” “continue,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this email, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Activision Blizzard’s business and the price of the common stock of Activision Blizzard, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Activision Blizzard and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Activision Blizzard’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Activision Blizzard or Microsoft and potential difficulties in Activision Blizzard employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Activision Blizzard’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Microsoft or against Activision Blizzard related to the merger agreement or the transaction, (viii) the ability of Microsoft to successfully integrate Activision Blizzard’s operations, product lines, and technology, the impact of the COVID-19 pandemic on Activision Blizzard’s business and general economic conditions, (ix) restrictions during the pendency of the proposed transaction that may impact Activision Blizzard’s ability to pursue certain business opportunities or strategic transactions and (x) the ability of Microsoft to implement its plans, forecasts, and other expectations with respect to Activision Blizzard’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the documents that Microsoft and Activision Blizzard file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this email. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Microsoft and Activision Blizzard assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Activision Blizzard will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Activision Blizzard will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ACTIVISION BLIZZARD ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACTIVISION BLIZZARD WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACTIVISION BLIZZARD AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Activision Blizzard with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Activision Blizzard’s website (https://investor.Activision.com) or by writing to Activision Blizzard, Investor Relations, 3100 Ocean Park Boulevard, Santa Monica, California, 90405.

Activision Blizzard and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Activision Blizzard’s stockholders with respect to the transaction. Information about Activision Blizzard’s directors and executive officers and their ownership of Activision Blizzard’s common stock is set forth in Activision Blizzard’s proxy statement on Schedule 14A filed with the SEC on April 30, 2021 as amended on May 3, 2021. To the extent that holdings of Activision Blizzard’s securities have changed since the amounts printed in Activision Blizzard’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.